Exhibit 99.2 -- RESTRICTED ACCOUNT AGREEMENT


                            RESTRICTED ACCOUNT AGREEMENT



      This Restricted Account Agreement (this "Agreement") is entered into this 18th day of October 2004, by and among NORTH FORK BANK, a New York banking corporation with offices at 275 Broadhollow Road, Melville, New York 11747 (together with its successors and assigns, the "Bank"), IT&E INTERNATIONAL GROUP, INC., a Nevada corporation with offices at 505 Lomas Santa Fe Drive Suite 200, Solana Beach, CA 92075 (together with its successors and assigns, the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands corporation with offices at 825 Third Avenue, 14th Floor, New York, New York 10022 (together with its successors and assigns, "Laurus"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Purchase Agreement referred to below.

      WHEREAS, Laurus has provided financing to the Company, which financing is evidenced by a Securities Purchase Agreement (as amended, modified or supplemented from time to time, the "Purchase Agreement") and the Related Agreements referred to therein;

      WHEREAS, the Company and Laurus have retained the Bank to provide certain services with respect to the Restricted Account (as defined below); and

      WHERERAS, the Company and Laurus have agreed that an amount of cash equal to $2,500,000 shall be deposited by Laurus on behalf of the Company by wire transfer of immediately available funds into the Restricted Account, which cash shall be held by the Bank for the benefit of Laurus, as security for the Company's and its Subsidiaries' obligations under the Purchase Agreement and the Related Agreements. For the purposes of this Agreement, the "Restricted Account" shall mean that certain deposit account (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York on the date hereof) described on Exhibit B hereto, which Restricted Account shall be maintained at the Bank and shall be in the sole dominion and control of Laurus;

      NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Bank is hereby authorized to accept for deposit into the Restricted Account the sum of $2,500,000. The Bank hereby agrees to hold any and all monies, and other amounts from time to time on deposit and/or held in the Restricted Account for the benefit of the Laurus and shall not release any monies held in the Restricted Account until such time as the Bank shall have received a notice from Laurus substantially in the form attached hereto as Exhibit A (a "Release Notice"). Following the receipt of a Release Notice from Laurus (with an acknowledgement of the Company), the Bank agrees to promptly disburse the amount of cash referred to in such Release Notice to such account as Laurus shall designate in its sole discretion. The Bank hereby agrees that it will only comply with written instructions originated by Laurus directing disposition of funds in the Restricted Account. The Company hereby irrevocably authorizes the Bank to comply with any and all instructions given to the Bank by Laurus with respect to the Restricted Account without further consent by the Company. The Bank, the Company and Laurus agree that the Restricted Account is in Laurus' sole dominion and control.

      2. Each of the Company, Laurus and the Bank hereby agrees that the Restricted Account shall not be closed, and the account name and account number in respect thereof shall not be changed, in any case, without the consent of the Laurus, except as specifically provided for in Section 9 below.

      3. The Bank hereby subordinates any claims and security interests it may have against, or with respect to, the Restricted Account (including any amounts from time to time on deposit therein) to the security interests of Laurus therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, the Restricted Account or any amounts from time to time on deposit therein; provided that, in connection with all service charges and any other charges which the Bank is entitled to receive in connection with the servicing and maintaining of the Restricted Account (such charges, collectively, the "Charges"), each of the Company, Laurus and the Bank hereby agrees that the Bank will collect such Charges in the following manner: (i) first, the Bank will charge other deposit accounts maintained by the Company with the Bank, (ii) second, in the event that there are insufficient collected funds in such other deposit accounts to pay such Charges, the Bank will promptly notify the Company and Laurus with respect to same and, within seven (7) business days of the Company's receipt of such notice, the Company shall pay to the Bank the full amount of such Charges then due, and (iii) third, if the Company fails to pay to the Bank such Charges then due within the time period set forth in the preceding clause (ii), the Bank will promptly provide a written notice to Laurus of such occurrence and, in such case, the Bank is hereby authorized, following a period of five (5) business days after the receipt of such written notice by Laurus, to deduct such Charges then due from the Restricted Account, unless, during such five (5) business day period, Laurus pays the amount of any such Charges then due to the Bank from its own account. Except for the payment of the Charges as set forth in the immediately preceding proviso, the Bank agrees that it shall not offset, deduct or claim against the Restricted Account unless and until Laurus has notified the Bank in writing that all of the Company's obligations under the Purchase Agreement and the Related Agreements have been performed.


      4. The Company and the Bank agree that the maintenance by the Bank of the Restricted Account shall be as agent for Laurus. The Bank shall be responsible for the performance of only such duties as are set forth herein. The Bank's duties hereunder, however, are merely ministerial, and the Bank shall have no liability or obligation to the Company or Laurus or to any other person for any act or omission of the Bank in connection with the performance of the Bank's duties in servicing and/or maintaining the Restricted Account, except for acts of gross negligence or willful misconduct by Bank. IN NO EVENT, HOWEVER, SHALL THE BANK HAVE ANY RESPONSIBILITY FOR CONSEQUENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES OR LOST PROFITS, WHETHER OR NOT IT HAS NOTICE THEREOF, AND REGARDLESS OF THE BASIS, THEORY OR NATURE OF THE ACTION UPON WHICH THE CLAIM IS ASSERTED, NOR SHALL IT HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE VALIDITY OR ENFORCEABILITY OF ANY SECURITY INTEREST OR OTHER INTEREST OF LAURUS OR THE COMPANY IN THE RESTRICTED ACCOUNT. In furtherance of and without limiting the foregoing, the Company and Laurus agree that the Bank shall not be liable for any damage or loss to them for any delay or failure of performance arising out of the acts or omissions of any third parties, including, but not limited to, various communication services, courier services, the Federal Reserve system, any other bank or any third party who may be affected by funds transactions, fire, mechanical, computer or electrical failures or other unforeseen contingencies, strikes or any similar or dissimilar cause beyond the reasonable control of the Bank. This paragraph shall survive the termination of this Agreement.

      5. Except where the Bank has been grossly negligent or has acted in bad faith, each of Laurus and the Company and their respective successors and assigns will release the Bank from and shall indemnify and hold the Bank harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees, whether arising in an action or proceeding among the parties hereto or otherwise, without regard to the merit or lack of merit thereof) to which the Bank may become subject, or which it may suffer or incur, arising out of or based upon this Agreement or the actions contemplated hereby. This paragraph shall survive termination of this Agreement.

      6. The Bank shall be fully protected in acting on any order or direction by Laurus respecting the items received by the Bank or the monies or other items in the Restricted Account without making any independent inquiry whatsoever as to Laurus' rights or authority to give such order or direction or as to the application of any payments made pursuant thereto.

      7. Nothing in this Agreement shall be deemed to prohibit the Bank from complying with its customary procedures in the event that it is served with any legal process with respect to the Restricted Account.


      8. The rights and powers granted in this Agreement to Laurus have been granted in order to protect and further perfect its security interests in the Restricted Account (including any amounts from time to time on deposit therein) and are powers coupled with an interest and will be affected neither by any purported revocation by the Company of this Agreement or the rights granted to Laurus hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Company or the Bank or by the lapse of time.

      9. This Agreement may not be amended or waived except by an instrument in writing signed by each of the parties hereto. This Agreement may be terminated by the Bank upon giving the Company and Laurus thirty (30) days prior written notice. Laurus shall designate a successor bank on or prior to the effective date of such termination and the Bank shall deliver the balance in the Restricted Account to such successor bank. Any notice required to be given hereunder may be given, and shall be deemed given when delivered, via telefax, U.S. mail return receipt requested or nationally recognized overnight courier to each of the parties at the address set forth above. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles. This Agreement sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR CONTEMPLATED BY THIS AGREEMENT. THE BANK, THE COMPANY AND LAURUS EACH HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY.

                                 *     *     *     *










                                       #


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      Agreed and accepted this 18th day of October, 2004.



                                    NORTH FORK BANK



                                    By:
                                    Name:
                                    Title:

                                    LAURUS MASTER FUND, LTD.


                                    By:
                                    -----------------------------------
                                           Name: David Grin
                                           Title:  Director



                                     IT&E INTERNATIONAL GROUP, INC.


                                     By:    /s/ Peter R. Sollenne
                                     ----------------------------------
                                     Name:      Peter R. Sollenne
                                     Title:     Chief Executive Officer








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




                                   EXHIBIT A

                                RELEASE NOTICE


TO:   NORTH FORK BANK
      404 FIFTH AVE.,  SUITE 1
      NEW YORK, NY  10018

RE:   ACCOUNT NAME: ____________
      ACCOUNT NUMBER: ___________


      Reference is made to that certain Restricted Account Agreement, dated as of October __, 2004 (the "Restricted Account Agreement"), among North Fork Bank (the "Bank"), IT&E International Group, Inc. (the "Company"), and Laurus Master Fund, Ltd. ("Laurus").

      This is to notify you that Laurus authorizes the release of $_____________ (the "Release Amount") from the account referenced above in accordance with the terms of the Restricted Account Agreement. Within one business day following the receipt of this Release Notice, the Bank hereby agrees to wire the Release Amount (or, in the event that the amount in the Restricted Account is less than the Release Amount, such lesser amount) to the following account in accordance with the wire instructions set forth below:

                             [INSERT WIRE INSTRUCTIONS]






                                    LAURUS MASTER FUND, LTD.

                                    By:
                                    Name:
                                    Title:



      Agreed and accepted this __ day of ___________ 200__.

      NORTH FORK BANK



      By: ______________________________
      Name:
      Title:

      cc:   IT&E INTERNATIONAL GROUP, INC.

                                   EXHIBIT B

                            DEFAULT RELEASE NOTICE


TO:   NORTH FORK BANK
      404 FIFTH AVE.,  SUITE 1
      NEW YORK, NY  10018

RE:   ACCOUNT NAME: ____________
      ACCOUNT NUMBER: ___________


      Reference is made to that certain Restricted Account Agreement, dated as of October __, 2004 (the "Restricted Account Agreement"), among North Fork Bank (the "Bank"), IT&E International Group, Inc. (the "Company"), and Laurus Master Fund, Ltd. ("Laurus").

      This is to notify you that an Event of Default has occurred under the Restricted Account Agreement and that Laurus authorizes the release of $_____________ (the "Release Amount") from the account referenced above in accordance with the terms of the Restricted Account Agreement. Within one business day following the receipt of this Release Notice, the Bank hereby agrees to wire the Release Amount (or, in the event that the amount in the Restricted Account is less than the Release Amount, such lesser amount) to the following account in accordance with the wire instructions set forth below:

                             [INSERT WIRE INSTRUCTIONS]






                                    LAURUS MASTER FUND, LTD.

                                    By:
                                    Name:
                                    Title:


      Agreed and accepted this __ day of ___________ 200__.

      NORTH FORK BANK



      By: ______________________________
      Name:
      Title:







                                       #

                                   EXHIBIT C

                              Restricted Account


  o   Bank:                North Fork Bank

  o   Bank Routing Number: 021407912
       Attn:               [Sheldon Selman]
       Phone:              212-967-9400


       Account Name:      ________________

       Account #:         ________________



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